AB VALUE FUNDS

-AB All Market Income Portfolio (the “Fund”)

Supplement dated August 13, 2020 to the Statutory Prospectus dated February 28, 2020, as amended, for the Fund (the “Prospectus”).

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The following replaces the “Examples” section under the heading “Fees and Expenses of the Fund” in the “Summary Information” section for the Fund.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$525	$280	*	$79
After 3 Years	$864	$688		$379
After 5 Years	$1,227	$1,224		$701
After 10 Years	$2,246	$2,688		$1,615
*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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